Tradr 2X Long APP Daily ETF

(Ticker Symbol: APPX)

Tradr 2X Long QBTS Daily ETF

(Ticker Symbol: QBTX)

Tradr 2X Long RGTI Daily ETF

(Ticker Symbol: RGTU)

Each a series of Investment Managers Series Trust II (the “Trust”)

Supplement dated October 14, 2025, to the currently effective

Prospectus, Summary Prospectuses and Statement of Additional Information (“SAI”).

On October 2, 2025, the Board of Trustees of the Trust approved, based on the recommendation of AXS Investments LLC, the investment advisor to the Tradr 2X Long APP Daily ETF, Tradr 2X Long QBTS Daily ETF and Tradr 2X Long RGTI Daily ETF (each, a “Fund”), a forward split of the issued and outstanding shares of each Fund. After the close of trading on the Nasdaq Stock Market LLC (the “Nasdaq Exchange”), for the Tradr 2X Long APP Daily ETF, and on the Cboe BZX Exchange, Inc. (the “Cboe Exchange”) for the Tradr 2X Long QBTS Daily ETF and Tradr 2X Long RGTI Daily ETF, on October 20, 2025, each Fund will affect a split of its issued and outstanding shares as follows:

Fund Name	Forward Split Ratio
Tradr 2X Long APP Daily ETF	3-for-1
Tradr 2X Long QBTS Daily ETF	3-for-1
Tradr 2X Long RGTI Daily ETF	3-for-1

The forward share split will apply to shareholders of record as of the close of the respective Exchange on October 17, 2025 (the “Record Date”) payable after the close of the respective Exchange on the Payment Date (October 20, 2025). Shares of each Fund will begin trading on the Nasdaq Exchange or Cboe Exchange, as applicable, on a split-adjusted basis on October 21, 2025 (the “Ex-Date”).

As a result of the share split, shareholders of a Fund will receive two additional shares for each share held of the Fund. The share split will not change the total value of a shareholder’s investment; however, the per share net asset value (“NAV”) and opening market price on the Ex-Date will be approximately one-third of their pre-split amounts. The table below provides a simplified illustration of the effect of a hypothetical 3-for-1 share split (actual NAV, shares and total market value may vary):

3-for-1 Forward Split

Period	# of Shares Owned	Hypothetical NAV Per Share	Total Market Value
Pre-split	10	$75	$750
Post-split	30	$25	$750

The share split is not expected to result in a taxable transaction for shareholders of the Funds.

For additional information regarding the share split, shareholders may call the Funds at 1-888-52TRADR (888-528-7237).

Please file this Supplement with your records.